UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 21, 2021

Medicine Man Technologies, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Nevada	000-55450	46-5289499
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4880 Havana Street, Suite 201 Denver, Colorado	80239
(Address of Principal Executive Offices)	(Zip Code)

(303) 371-0387
(Registrant’s Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange On Which Registered
Not applicable	Not applicable	Not applicable

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 7.01. Regulation FD Disclosure.

On December 21, 2021, Medicine Man Technologies, Inc. (the “Company”) issued a press release announcing the closing of the Smoking Gun Asset Purchase (as defined below). A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information under Item 7.01 of this Current Report on Form 8-K and the press release attached as Exhibits 99.1 are being furnished by the Company pursuant to Item 7.01. In accordance with General Instruction B.2 of Form 8-K, the information under Item 7.01 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section. In addition, this information shall not be deemed incorporated by reference into any of the Company’s filings with the Securities and Exchange Commission, except as shall be expressly set forth by specific reference in any such filing.

Item 8.01 Other Matters.

Closing of Smoking Gun Asset Purchase

On December 21, 2021, the Company completed its previously announced asset purchase from Smoking Gun, LLC (“Smoking Gun”) and Smoking Gun Land Company, LLC (“SG Land”), pursuant to the terms of the asset purchase agreement, dated November 13, 2021 (the “Smoking Gun APA”), with Double Brow, LLC, a wholly-owned subsidiary of the Company (the “Purchaser”), Smoking Gun, SG Land, and Deborah Dunafon, Ralph Riggs, George Miller, Lindsey Mintz, Terry Grossman and Annette Gilman (collectively, the “Members”).

At the closing, the Purchaser purchased (i) all of Smoking Gun’s assets used or held for use in Smoking Gun’s business of distributing and marketing recreational cannabis products through Smoking Gun’s retail marijuana store located in Glendale, Colorado, and (ii) all of SG Land’s tangible and intangible assets related to certain leased property which included, but was not limited to, fixtures, furniture and equipment related to the leased property on the terms and subject to the conditions set forth in the Smoking Gun APA (the “Smoking Gun Asset Purchase”), and assume obligations under contracts acquired as part of the Smoking Gun Asset Purchase.

The aggregate closing consideration for the Smoking Gun Asset Purchase was $4 million in cash and 100,000 shares of the Company’s common stock. The Company held back $100,000 of the cash consideration and deposited it with an escrow agent as collateral for potential claims for indemnification from Smoking Gun under the Smoking Gun APA. Any portion of the held back cash consideration not used to satisfy indemnification claims will be released to Smoking Gun on December 21, 2022. The Company funded the cash portion of the closing consideration from the net proceeds of the Company’s recent issuance and sale of 13% senior secured convertible notes due December 7, 2026 as previously reported in the Company’s Current Report on Form 8-K filed with the SEC on December 9, 2021.

The Company entered into mutually agreeable lock-up agreements with the recipients of the stock consideration providing limitations on the resale of the shares of Company common stock received as part of the consideration.

The issuances of the shares of common stock was exempt from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”), pursuant to Section 4(a)(2) of the Securities Act. The Company issued the shares in a privately negotiated transaction and the Members acquired the securities for their own accounts for investment purposes. A legend was placed on the certificates representing shares of common stock referencing the restricted nature of the shares.

Star Buds Acquisition Security Agreements

As previously reported, between December 17, 2020 and March 2, 2021, the Company completed the acquisition of various assets in a series of transactions that the Company collectively refers to as the “Star Buds acquisition.” The Company previously reported the terms of the applicable acquisition agreements and the consummation of the Star Buds acquisition in the Company’s Current Reports on Form 8-K filed on June 8, 2020, September 21, 2020, December 23, 2020, February 9, 2021 and March 8, 2021. As previously reported, part of the consideration for the Star Buds acquisition consisted of deferred cash, also referred to as “seller notes,” and the Company and its wholly-owned subsidiary SBUD LLC entered into a total of thirteen security agreements with the sellers in the Star Buds acquisition at the separate closings pursuant to which the Company and SBUD LLC granted security interests in substantially all of their respective assets to the sellers. The Company is attaching copies of the security agreements to this Current Report on Form 8-K.

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Update to Risk Factors

If we are unable to service or repay our indebtedness when due, the applicable lenders may execute on the collateral.

We and our subsidiaries are either borrowers or guarantors of indebtedness owed under (i) a Loan Agreement, as amended, with SHWZ Altmore, LLC, as lender, and GGG Partners LLC, as collateral agent, (ii) the seller notes associated with the purchase of the Star Buds assets by SBUD LLC, and (iii) our 13% senior secured convertible notes due December 7, 2026 (the “Notes”). The Notes provide that on the fourth anniversary of the issuance date, the Note holders will have the right to require us to repurchase some or all of their Notes for cash in an amount equal to the principal amount of the Notes being repurchased plus accrued and unpaid interest up to the date of repurchase. This indebtedness, as a whole, is secured by substantially all current and future assets of ours and our subsidiaries. If the borrowers and we are unable to pay the debt service or repay the indebtedness when due, the lenders may, among other remedies, sell the collateral and use the proceeds to satisfy amounts owed under the indebtedness.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
4.1	Security Agreement, dated December 17, 2020, among SBUD LLC and Medicine Man Technologies, Inc., as grantors, and Starbuds Alameda LLC, as secured party
4.2	Security Agreement, dated December 17, 2020, among SBUD LLC and Medicine Man Technologies, Inc., as grantors, and Starbuds Pueblo LLC, as secured party
4.3	Security Agreement, dated December 18, 2020, among SBUD LLC and Medicine Man Technologies, Inc., as grantors, and LM MJC LLC, as secured party
4.4	Security Agreement, dated December 18, 2020, among SBUD LLC and Medicine Man Technologies, Inc., as grantors, and Lucky Ticket LLC, as secured party
4.5	Security Agreement, dated December 18, 2020, among SBUD LLC and Medicine Man Technologies, Inc., as grantors, and Starbuds Commerce City, as secured party
4.6	Security Agreement, dated December 18, 2020, among SBUD LLC and Medicine Man Technologies, Inc., as grantors, and Starbuds Niwot LLC, as secured party
4.7	Security Agreement, dated February 4, 2021, among SBUD LLC and Medicine Man Technologies, Inc., as grantors, and Colorado Health Consultants, LLC, as secured party
4.8	Security Agreement, dated February 4, 2021, among SBUD LLC and Medicine Man Technologies, Inc., as grantors, and Mountain View 44th LLC, as secured party
4.9	Security Agreement, dated March 2, 2021, among SBUD LLC and Medicine Man Technologies, Inc., as grantors, and Citi-Med LLC, as secured party
4.10	Security Agreement, dated March 2, 2021, among SBUD LLC and Medicine Man Technologies, Inc., as grantors, and KEW LLC, as secured party
4.11	Security Agreement, dated March 2, 2021, among SBUD LLC and Medicine Man Technologies, Inc., as grantors, and SB Arapahoe LLC, as secured party
4.12	Security Agreement, dated March 2, 2021, among SBUD LLC and Medicine Man Technologies, Inc., as grantors, and Starbuds Aurora LLC, as secured party
4.13	Security Agreement, dated March 2, 2021, among SBUD LLC and Medicine Man Technologies, Inc., as grantors, and Starbuds Louisville LLC, as secured party
99.1	Press Release, dated December 21, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDICINE MAN TECHNOLOGIES, INC.

	By:	/s/ Daniel R. Pabon
Date: December 28, 2021		Daniel R. Pabon General Counsel

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